                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         WESTERN RESERVE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                             MEDINA, OHIO 44258-0585
                              PHONE: (330) 764-3131

FELLOW SHAREHOLDERS:

      We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held at Fox Meadows Country Club (Weymouth Ballroom), 3946 Weymouth Road (Route 3), Medina, Ohio, on Wednesday, April 28, 2004, at 9:00 a.m.

      The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed the Company's 2003 Annual Report to Shareholders.

      In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

      It is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

Sincerely,



-s- P.M. Jones                                        -s- Edward J. McKeon
P.M. Jones                                            Edward J. McKeon
Chairman of the Board                                 President and
                                                      Chief Executive Officer

Medina, Ohio
March 18, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                                  P.O. BOX 585
                               MEDINA, OHIO 44256
                                 (330) 764-3131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004

      The Annual Meeting of Shareholders (the "Annual Meeting") of Western Reserve Bancorp, Inc. (the "Company") will be held at Fox Meadows Country Club (Weymouth Ballroom), 3946 Weymouth Road (Route 3), Medina, Ohio, on Wednesday, April 28, 2004, at 9:00 a.m., for the following purposes:

      1. To elect four (4) Class I directors to a three-year term, expiring at the Annual Meeting in 2007, or until their successors are elected and qualified; and

      2. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

      Shareholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the Annual Meeting.

      IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors


                                             -s- Cynthia A. Mahl
                                             Cynthia A. Mahl
                                             Secretary

Medina, Ohio
March 18, 2004

                          WESTERN RESERVE BANCORP, INC.
                                4015 MEDINA ROAD
                               MEDINA, OHIO 44256

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

      This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the Annual Meeting) of Western Reserve Bancorp, Inc. to be held on April 28, 2004 and any adjournments thereof. Western Reserve Bancorp, Inc. (the Company) is a one-bank holding company owning all of the stock of Western Reserve Bank (the Bank).

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope.

      The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 24, 2004.

      Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Company at the address above; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

      The enclosed proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSAL 1 AS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS NAMED IN THE PROXY ON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                VOTING PROCEDURES

      A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

      The four nominees for director who receive the largest number of votes cast "FOR" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

                          OUTSTANDING VOTING SECURITIES

      Shareholders of record at the close of business on March 12, 2004 are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 388,052 shares of common stock. Each share of common stock is entitled to one vote on all matters. Shareholders do not have the right to cumulate their votes in the election of directors. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                              BENEFICIAL OWNERSHIP

      Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

      As of March 12, 2004, one shareholder was known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share.

 Name and Address of                    Amount and Nature of         Percent of
 Beneficial Owner                       Beneficial Ownership          Class
 ----------------                       --------------------          -----
     James P. McCready-Medina Trust        20,040 shares              5.16%
     R. H. Bauer, Trustee
     670 W. Market Street
     Akron, OH  44308


                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect four (4) directors to serve in Class I, each of whom will serve until the annual meeting in 2007 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor of the election of the four nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

      The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" THE ELECTION OF EACH NOMINEE.

                                                                           Shares            Percentage of
                                                                          of Stock               Common
Name and Principal                                                      Beneficially             Stock
Occupation for the                                  Director             Owned as of         (no par value)
Past Five Years (1)                         Age      Since             March 12, 2004 (2)       Outstanding

CLASS I

NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2007

Roland H. Bauer                             50       2000                    1,317                    5.75%
President and Director                                                       1,000 (3)
The Cypress Companies, Inc.                                                 20,040 (4)
(diversified manufacturer)

Bijay K. Jayaswal, M.D.                     65       1997                    3,175                    2.08%
President                                                                    5,000 (3)
Bijay K. Jayaswal, M.D., Inc.
(physician)

P.M. Jones                                  74       1997                    4,540                    2.34%
Chairman of the Board                                                        4,000 (3)
Western Reserve Bancorp, Inc.                                                  635 (5)
and Western Reserve Bank;
President
Leasing Times, Inc.
(newsletter publishing)

Ray E. Laribee                              61       1997                    3,000                    2.04%
Attorney & Partner                                                           5,000 (3)
Laribee, Hertrick & Kray


CLASS II

CONTINUING DIRECTORS WHOSE TERMS END IN 2005

C. Richard Lynham                           62       1997                    2,500                    1.91%
Owner, President & CEO                                                       5,000 (3)
Harbor Castings, Inc.
(investment castings foundry)

Edward J. McKeon                            58       1997                    2,837                    8.31%
President and                                                               32,062 (3)
Chief Executive Officer
Western Reserve Bancorp, Inc.
and Western Reserve Bank

                                                                           Shares            Percentage of
                                                                          of Stock               Common
Name and Principal                                                      Beneficially             Stock
Occupation for the                                  Director             Owned as of         (no par value)
Past Five Years (1)                         Age      Since             March 12, 2004 (2)       Outstanding

CLASS II (CONTINUED)

CONTINUING DIRECTORS WHOSE TERMS END IN 2005

R. Hal Nichols                              61       1997                    5,000                    2.54%
Chairman and Manager                                                         5,000 (3)
Austin Associates, LLC
(financial institution
consulting firm)

Rory H. O'Neil                              60       1997                    7,855                    4.99%
President                                                                    5,000 (3)
Quetzal Corp.                                                                6,350 (5)
(residential land development)                                                 400 (6)


CLASS III

CONTINUING DIRECTORS WHOSE TERMS END IN 2006

Michael R. Rose                             55       1997                    6,350                    2.89%
President                                                                    5,000 (3)
Washington Properties, Inc.
(real estate development)

Glenn M. Smith                              62       1997                    6,515                    2.93%
Retired President                                                            5,000 (3)
Smith Bros. Inc.
(landscape materials supplier)

Thomas A. Tubbs                             62       1997                   10,000                    3.82%
Chief Executive Officer                                                      5,000 (3)
The Tubbs Group
(insurance and financial services)

All directors and executive officers
as a group (13 persons)                                                    149,671 (7) (8)           31.40%



(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. Jones was owner and President of Transport Corporation, Inc. (TCI) from 1959 through 1999. From 1999 through mid-2002, Mr. Jones served as Vice President of TCI. Mr. Jones has owned Leasing Times since 1989.

(2) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(3)   Options exercisable within 60 days.

(4) Represents shares owned by the James P. McCready -- Medina Trust of which Mr. Bauer is the sole trustee. Mr. Bauer disclaims beneficial ownership of such shares. Without such shares, Mr. Bauer's percentage of common stock outstanding would be 0.60%.

(5)   Owned by spouse.

(6)   Held by spouse as trustee.

(7) Includes 88,562 shares that represent options exercisable within sixty days.

(8) Brian K. Harr, Senior Vice President and Chief Lending Officer, holds 5,750 options exercisable in 60 days.

                                 DIRECTORS' FEES

      During 2003, Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. However, the Bank paid each non-officer director $300 per Board or Audit Committee meeting attended, and $200 per other committee meeting attended. All of the directors and executive officers of the Company are also directors and officers of the Bank.

      In addition to serving as a director of the Company and the Bank, P.M. Jones, Chairman of the Board of Directors, was retained by the Bank to assist in business development efforts for the Bank. Mr. Jones is paid an annual salary of $18,000 for providing such services to the Bank. In September 2000 the Ohio Division of Financial Institutions approved this employment relationship between Mr. Jones and the Bank.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

      The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met twelve times during fiscal year 2003. The Board of Directors of the Company currently has standing Audit, Compensation, Executive, Loan Review and Nominating & Governance Committees.

      During 2003, each member of the Board of Directors attended at least 75% of the meetings of the Board and the above committees of which he was a member.

      The Company is the parent holding company of Western Reserve Bank (the "Bank"), an Ohio bank having the same principal office address as the Company. The Company's only subsidiary and only significant asset is the Bank. The Board of Directors of the Bank met twelve times for regularly scheduled meetings during 2003.

      The Company's Compensation Committee met five times during the last fiscal year. This committee reviews executive compensation arrangements and benefits. The Compensation Committee is comprised entirely of independent directors except for Mr. Jones, who resigned from the Compensation Committee in December 2003. Committee members were R. Hal Nichols (chairman), Roland Bauer, P.M. Jones (until December 2003), Ray Laribee, Rory O'Neil and Thomas Tubbs.

      The Executive Committee was formed to address issues that require attention between regularly scheduled Board meeting. The Executive Committee met four times during 2003. Members of the Executive Committee were Rory O'Neil (chairman), Bijay Jayaswal, P.M. Jones, Edward McKeon and Michael Rose.

      The Loan Review Committee is responsible for overseeing the lending activities of the Bank, engaging an outside loan review consulting firm and reviewing the results of the consultant's work. The Loan Review Committee met once during 2003. Members of the Loan Review Committee were R. Hal Nichols (chairman), Roland Bauer and C. Richard Lynham.

      As noted below under "Corporate Governance," the Board of Directors of the Company established a Nominating and Governance Committee in December 2003. Prior to that time, the Company did not have a standing nominating committee or any other committee performing similar functions. Functions normally performed by a corporation's nominating committee were performed by the Company's Board of Directors acting as a whole. The Nominating and Governance Committee's responsibilities include providing assistance to the Board of Directors regarding director nominations, director appointments and corporate governance. The Nominating and Governance Committee also evaluates and recommends to the Board of Directors nominees for election by shareholders. Members of the Nominating and

Governance Committee were Rory O'Neil (chairman), Bijay Jayaswal and Ray Laribee, all of whom are independent directors. The Nominating and Governance Committee did not meet in 2003.

      The Audit Committee met six times in 2003. Under the newly adopted Audit Committee Charter, the Audit Committee appoints the independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management and reviews and approves the annual financial statements. Members of the Audit Committee are C. Richard Lynham (chairman), Roland Bauer, Glenn Smith and Thomas Tubbs.

      In the opinion of the Company's Board, Directors Lynham, Bauer, Smith and Tubbs do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank. In determining the independence of the members of the Audit Committee, the Board of Directors has reviewed and complied with the Company's Revised Audit Charter adopted in 2003. The Audit Charter provides that the Company shall determine "independence" in accordance with Rule 4200(a) of the National Association of Securities Dealers ("NASD") listing standards. Further, the Board of Directors has determined that C. Richard Lynham, Chairman of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed below.

                              CORPORATE GOVERNANCE

      The Company recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Company operates in an efficient and ethical manner.

      In this regard, certain members of the Board of Directors discussed on a number of occasions with outside counsel to the Company a number of policies, charters and guidelines. After significant discussion at multiple meetings, the Board of Directors, on December 18, 2003, adopted charters for the Audit Committee (attached hereto as Appendix A), the Compensation Committee (attached hereto as Appendix B) and the newly created Nominating and Governance Committee (attached hereto as Appendix C). The charters for these three committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these three committees are currently and, under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors is currently independent.

      Finally, the Board of Directors has adopted a Code of Ethics and Business Conduct (the "Code"). While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Company and the Bank. The administration of the Code has been delegated to the Nominating and Governance Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

      A copy of the Company's Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Ms. Cynthia A. Mahl, Senior Vice President, Chief Financial Officer and Secretary, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.


                NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

      As noted above under "Corporate Governance," the Company has established a Nominating and Governance Committee. The Nominating and Governance Committee does not yet have a policy regarding the consideration of nominations for directors by shareholders. The committee intends to develop such a policy in the near future and intends to post the policy on the Bank's website for review by shareholders. The Nominating and Governance Committee will consider nominations from shareholders. Proposed nominations should be addressed to the Chairman of the Nominating and Governance Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

      The Board of Directors has also designated the Nominating and Governance Committee to receive, review and respond, as appropriate, to communications concerning the Company from employees, officers, shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Governance and Nominating Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

      The Board of Directors of the Company has adopted a resolution stating that it is expected that all members of the Board of Directors attend the Annual Meeting of Shareholders. All of the eleven members of the Board of Directors attended the 2003 Annual Meeting of Shareholders.

                             AUDIT COMMITTEE REPORT

      The Audit Committee has submitted the following report for inclusion in this proxy statement:

            The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2003 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe Chizek and Company LLC, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 and Article 2-07 of SEC Regulation S-X, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1 and has discussed with Crowe Chizek and Company LLC their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Western Reserve Bancorp, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                Submitted by the Audit Committee,
                                C. Richard Lynham, Chairman
                                Roland Bauer, Glenn Smith and Thomas Tubbs

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

    Independent Auditors for the Year Ending December 31, 2003. The Company's independent auditor for the fiscal year ended December 31, 2003 was Crowe Chizek and Company LLC. Selection of auditors for 2004 is intended to be made at a future meeting of the Audit Committee of the Board of Directors of the Company. A representative of Crowe Chizek is expected to be present at the annual meeting of shareholders, with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

    Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the years ended December 31, 2003 and 2002 were as follows:

                      Year ended            Year ended
                     December 31,          December 31,
                        2003                   2002
Audit Fees             $30,800               $26,600
Audit-Related Fees           0                     0
Tax Fees                 5,250                 4,250
All Other Fees               0                   460
                       -------               -------
Total Fees             $36,050               $31,310
                       =======               =======

      "Audit Fees" include the fees paid to Crowe Chizek for the audit of the Company's annual financial statements, and Crowe's review of financial statements included in the Company's Forms 10-QSB and Form 10-KSB. "Tax Fees" include the fees paid for the preparation of the Company's tax returns, as well as tax planning and compliance services. "All Other Fees" for 2002 were related to advising the Company's Board of Directors regarding the accounting treatment of certain deferred compensation plans.

      Audit Committee Pre-Approval Policy. The Audit Committee pre-approves all services provided by Crowe Chizek and Company LLC.

      Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe Chizek are compatible with maintaining the auditor's independence. None of the time devoted by Crowe Chizek on its engagement to audit the Company's financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than full-time, permanent employees of Crowe Chizek.

                        EXECUTIVE OFFICERS OF THE COMPANY

    The following table sets forth certain information with respect to the executive officers of the Company and the Bank:

                                    Officer        Positions and Offices Held with Company and
        Name            Age         Since          Principal Occupations Held for the Past Five Years
        ----            ---         -----          --------------------------------------------------
Edward J. McKeon        58          1997           President and Chief Executive Officer
Brian K. Harr           40          1998           Senior Vice President and Senior Lender
Cynthia A. Mahl         44          1998           Senior Vice President, Chief Financial Officer,
                                                      Secretary and Treasurer

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the chief executive officer and any other executive officer whose compensation, as defined, exceeded $100,000 in 2003, during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation           All Other
                                                  Annual Compensation (1)               Awards                Compensation(2)
                                                  -----------------------               ------                ---------------
 Name and Principal                                                                           Options
    Position                     Year          Salary ($)        Bonus ($)             ($)        (#)                   ($)
    --------                     ----          ----------        ---------             ---        ---                   ---
Edward J. McKeon,                2003          $ 148,200         $ 11,587          -0-           -0-              $25,980
 President and Chief             2002            141,000           11,142          -0-           -0-                4,181
 Executive Officer               2001            136,500            -0-            -0-           -0-                  -0-

Brian K. Harr,                   2003            101,535            9,300          -0-           -0-                1,614
 Senior Vice President           2002             96,535            8,493          -0-           -0-                2,478
 and Senior Lender               2001             93,535            -0-            -0-           -0-                  -0-

(1) Mr. McKeon and Mr. Harr each received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus. The amounts disclosed as 2003 bonuses were earned in 2003 and paid in January 2004; the amounts disclosed as 2002 bonuses were earned in 2002 and paid in January 2003.

(2) "All other compensation" represents the Company's contributions to Mr. McKeon's and Mr. Harr's 401(k) Retirement Plan accounts, and an accrual related to Mr. McKeon's Executive Supplemental Retirement Plan.

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table sets forth the total outstanding options of the Company held by named executive officers as of December 31, 2003 and the value of any unexercised options. As noted, no options were exercised in 2003, and no new options were granted to named executive officers in 2003.

                                                          Number of Unexercised
                                                          Options/SARs at Fiscal
                                                               Year-End (#)          Value of Unexercised
                                                             Exercisable (E)/            In-the-Money
                                  Shares Acquired on        Unexercisable (U)       Options/SARs at Fiscal
      Name                           Exercise (#)                                       Year-End(1) ($)

Edward J. McKeon                         -0-                    32,062 (E)               $ 134,664 (E)
                                                                     0 (U)

Brian K. Harr                            -0-                     5,750 (E)                  33,750 (E)
                                                                     0 (U)

Values are calculated by subtracting the exercise prices from the fair market value of the stock ($26.00 bid price) as of December 31, 2003. Mr. McKeon holds 9,618 options that are not in-the-money.

                              EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Edward J. McKeon on December 14, 2001 superseding the original contract with Mr. McKeon signed in 1997, as amended. The agreement provides that Mr. McKeon will serve as President of the Company and Western Reserve Bank and has a term that expires December 31, 2005, subject to earlier termination as set forth in the agreement. The agreement sets an annual base salary of $136,500 per year, subject to an increase of such amounts upon the mutual consent of the Company and Mr. McKeon. Under the terms of the agreement, Mr. McKeon also is entitled to participate in bonus plans existing or adopted by the Company or the Bank. In addition, the employment agreement provides for fringe benefits to Mr. McKeon including health, life and disability insurance, a company automobile, vacation, and the reimbursement of appropriate business expenses. In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without "cause" (defined in the agreement as "his willful and repeated failure to perform his duties under the agreement unless cured within 30 days' notice"), the Company will be responsible for payment of the salary and benefits of Mr. McKeon through the termination date of the agreement (December 31, 2005). The agreement provides that the Company may terminate Mr. McKeon for "cause" with no obligation to him after the date of termination. The agreement also contains a provision intended to protect Mr. McKeon in the event that there is a "change of control" in the Company. "Change of control" is defined in the agreement and includes a group obtaining 25% or more of the voting stock of the Company, the merger or sale of assets of the Company if the shareholders of the Company own less than 50% of the stock of the resultant Company or the Board of Directors of the Company does not constitute a majority of the resulting board of directors, or the persons constituting the Board of Directors of the Company ceases to be a majority of the Board over a 24 month period other than through nomination of persons by the Company in the normal course. In the event of a "change of control," in which Mr. McKeon is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. McKeon 2.99 times his annual salary and bonus. The Board believes that this type of provision is appropriate to maintain Mr. McKeon in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of the agreement.

      The Company entered into agreements with Brian K. Harr, Senior Vice President and Senior Lender, and Cynthia A. Mahl, Senior Vice President and Chief Financial Officer, in June 2001, which agreements were amended in February 2002. These agreements provide that in the event of termination of Mr. Harr or Mrs. Mahl without "cause," as defined in the agreement, or if either Mr. Harr or Mrs. Mahl leaves the company as a result of a material adverse change in their employment duties, the Company will pay Mr. Harr or Mrs. Mahl, as the case may be, a lump sum payment equal to one year of compensation. In the event Mr. Harr or Mrs. Mahl is discharged in connection with a "change in control," as defined in the agreement, or resigns as a result of a material adverse change in their employment duties after a change in control, Mr. Harr or Mrs. Mahl, as the case may be, is entitled to receive payments equal to two years of compensation. The agreements contain a noncompetition and nonsolicitation provision that prohibits Mr. Harr and Mrs. Mahl from engaging in competitive activities while employed by the Company and for a period of two years following his or her termination; provided, however, that if terminated for cause, the restricted period shall equal one year, or such longer period as benefits are being paid under the agreement or the Company's severance policy. The agreements also contain a provision to protect against the inappropriate disclosure of confidential information of the Company by either Mr. Harr or Mrs. Mahl.

      In 2003, the Bank adopted a Supplemental Executive Retirement Plan (the "Plan") for Edward McKeon, the Chief Executive Officer of the Company and the Bank. Under the terms of the Plan, Mr. McKeon will be paid an annual benefit of 20 percent of his base salary for a period of ten years following his retirement at or after age 65 or upon the termination of his employment other than for "cause" as defined in the Plan. The Company accrues its projected obligation under this Plan and during 2003 accrued an expense of $21,253. In a related transaction, in the second quarter of 2003 the Bank invested $500,000 in a single-premium cash-surrender value life insurance policy. Mr. McKeon is the named insured, and the Bank is the owner and sole beneficiary of the policy. This is a tax-advantaged investment in that the increases in the cash surrender value and the eventual death benefit under the policy are not taxable income to the Bank. In 2003, the Bank recorded income of $15,039 from this policy.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

      During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future.

      Michael R. Rose, one of the Directors of the Company and the Bank, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office. Mr. Rose, doing business as Washington Properties, and the Company entered into a lease providing for the construction of a 2-story brick office building, 7,884 square feet of which have been leased for the main office of the Bank. The initial term of the lease is 10 years with two five-year renewal options. The initial rent under the lease was $104,463 per year, subject to adjustment as set forth in such lease. During 2003, total rent expense under the lease was $120,519. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Rose and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party. As a requirement of the application for the chartering of the Bank filed with the Ohio Division of Financial Institutions, the Company obtained independent appraisals confirming the fair market value of such lease rates. In 2002, the Company amended its lease with Washington Properties to occupy an additional 2,516 square feet in the building adjacent to the Company's main office. The rent expense under this lease was $19,365 in 2003. The Board of Directors approved the lease transaction with Mr. Rose abstaining from consideration of the matter, and the Board believes the rent and other terms and conditions of the lease are comparable to those which would be available from an unrelated party.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

      If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2005, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on November 15, 2004. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 6, 2005.

      The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      Only one Proxy Statement and Annual Report is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will delivery promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to the Company at 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585,
Attention: Mrs. Cynthia A. Mahl, Chief Financial Officer and Secretary or call
(330) 764-3131. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

      A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2003 is enclosed. A copy of the Company's Annual Report on Form 10-KSB for 2003, with exhibits, as filed with the Securities and Exchange Commission ("2003 10-KSB"), is available to any shareholder free of charge. Shareholders desiring a copy of the 2003 10-KSB should address written requests to Ms. Cynthia A. Mahl, Senior Vice President and Chief Financial Officer of Western Reserve Bancorp, Inc, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

By Order of the Board of Directors of
Western Reserve Bancorp, Inc.


-s- P.M. Jones                                  -s- Edward J. McKeon
P.M. Jones                                      Edward J. McKeon
Chairman of the Board                           President and Chief Executive
                                                Officer

Medina, Ohio
March 18, 2004

                                   APPENDIX A


                          WESTERN RESERVE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The purpose of the Audit Committee is to oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the Audit Committee shall:

      - Serve as an independent and objective party to oversee the Corporation's accounting and financial reporting processes, internal control system, and the audits of the Corporation's financial statements.

      - Review and evaluate the audit procedures and results of the Corporation's independent auditor and internal audit function.

      -     Approve, engage and terminate the independent auditor.

      - Review and evaluate the independent auditor's qualifications, performance and independence.

      - Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

      - Maintain free and open means of communication between the Board of Directors, the independent auditor, the internal auditor, and the management of the Corporation.

      - Maintain free and open means of communication between employees and the Audit Committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

      - At least annually, review and if necessary or appropriate, update this charter for consideration by the Board of Directors and perform an evaluation of the Audit Committee performance and function.

                                  ORGANIZATION

The members of the Audit Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Audit Committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The Audit Committee shall meet at least four times per year and will report directly to the full Board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The Audit Committee may also meet periodically by itself to discuss matters it determines require private Audit Committee or Board of Directors' attention. Further, the Audit Committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the Audit Committee. A majority of the members of the Audit Committee shall be a quorum to transact business.

Adopted December 18,2003              A-1

Western Reserve Bancorp, Inc.
Audit Committee Charter


                 RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the Board of Directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the Audit Committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, the internal auditor, special or independent counsel, accountants and other advisors as deemed appropriate by the Audit Committee, and (3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

                                 QUALIFICATIONS

The Audit Committee shall be composed entirely of independent directors, determined by the Board of Directors under the Western Reserve Bancorp, Inc. Corporate Governance Guidelines. The members of the Audit Committee, as determined by the Board of Directors, shall also meet the independence and financial expertise requirements of The NASDAQ Stock Market for Audit Committee members. At least one member of the Audit Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the Audit Committee. The independent auditor will report directly to the Audit Committee. The Audit Committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The Audit Committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The Audit Committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The Audit Committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the Audit Committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the Audit Committee shall evaluate the auditor's qualifications, performance and independence. The Audit Committee shall consider the opinions of management and the internal auditor in making such evaluation.

As required by law, the Audit Committee shall confirm the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.


Adopted December 18,2003              A-2

Western Reserve Bancorp, Inc.
Audit Committee Charter

The independent auditor shall ascertain that the Audit Committee is made aware of and timely report to the Audit Committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the Audit Committee of other material written communications between the independent auditor and management.

The Audit Committee will have complete oversight of the work done by the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

                                 INTERNAL AUDIT

The internal auditor of the Corporation shall directly report to the Chairman of the Audit Committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The Audit Committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                              COMPLAINT PROCEDURES

The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters.

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the Audit Committee shall:

- Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to shareholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

- Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the internal auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the Audit Committee by the independent auditor.

- Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.



Adopted December 18,2003              A-3

Western Reserve Bancorp, Inc.
Audit Committee Charter



- Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

- Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal auditor, the independent auditor, the chief financial officer and the chief executive officer.

- Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991, if applicable.

- Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the Audit Committee for the year.




Adopted December 18,2003              A-4

                                   APPENDIX B


                          WESTERN RESERVE BANCORP, INC.
                         COMPENSATION COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Compensation Committee shall provide assistance to the Board of Directors in fulfilling the Board of Directors' responsibilities relating to management organization, performance, compensation and succession, and establishing compensation for members of the Board of Directors.

                                  ORGANIZATION

The members of the Compensation Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Compensation Committee shall meet on the call of its Chairman. The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors' fees and retention terms. There will be at least three members of the Compensation Committee. A majority of the members of the Compensation Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Compensation Committee shall be composed of independent directors, determined by the Board of Directors under the Western Reserve Bancorp, Inc. Corporate Governance Guidelines. The members of the Compensation Committee shall be outside directors within the meaning of Section 162 (m) of the Internal Revenue Code. Each member of the Compensation Committee shall also be a "Non-Employee Director" as the term is defined by Rule 16b-3 of the Securities and Exchange Commission.

                       POWERS, DUTIES AND RESPONSIBILITIES

In discharging its responsibilities for management organization, performance, compensation, and succession, the Compensation Committee shall:

- Consider and authorize the compensation philosophy for Western Reserve Bancorp, Inc.'s personnel.

- Review and evaluate Chief Executive Officer and senior management performance, in light of goals and objectives set by the Compensation Committee that include Western Reserve Bancorp, Inc.'s performance and return to shareholders.

- Set the Chief Executive Officer's and senior management's compensation based upon performance. The Chief Executive Officer will not be present during the Compensation Committee's deliberations about or voting on the Chief Executive Officer's compensation.

- Annually review and approve perquisites for the Chief Executive Officer and senior management.

- Consider and make recommendations to the Board of Directors on matters relating to organization and succession of senior management.

-     Evaluate and establish director compensation.


Adopted December 18, 2003             B-1

Western Reserve Bancorp, Inc.
Compensation Committee Charter


- Consider and approve the report of the Compensation Committee for inclusion in Western Reserve Bancorp, Inc.'s proxy statement for its annual shareholders' meeting.

- Make recommendations to the Board of Directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans.

-     Administer incentive, deferred compensation, and equity-based plans.

- Annually review and if necessary or appropriate, update this charter for consideration by the Board of Directors.

-     Annually evaluate the performance and function of the Compensation
      Committee.

- Report the matters considered and actions taken by the Compensation Committee to the Board of Directors.


Adopted December 18, 2003             B-2

                                   APPENDIX C

                          WESTERN RESERVE BANCORP, INC.
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Nominating and Governance Committee shall provide assistance to the Board of Directors in fulfilling the Board of Directors' responsibilities for director nominations and appointments, corporate governance, and evaluating performance of the Board of Directors and its members.

                                  ORGANIZATION

The members of the Nominating and Governance Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the Board of Directors under the Western Reserve Bancorp, Inc. Corporate Governance Guidelines.

                      POWERS, DUTIES, AND RESPONSIBILITIES

In discharging its responsibilities to review, authorize and approve director nominations, director compensation and corporate governance, the Nominating and Governance Committee shall:

      - actively seek individuals qualified to become members of the Board of Directors;

      - from time to time recommend individuals for appointment as directors by the Board of Directors;

      - recommend the number of directors that shall constitute the whole Board of Directors;

      - recommend to the whole Board of Directors nominees for director for nomination by the Board of Directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

      - recommend to the Board of Directors the establishment, charter and membership of the various committees of the Board of Directors;

      - recommend to the Board of Directors corporate governance guidelines for Western Reserve Bancorp, Inc.;

      - consider and advise the Board of Directors on other matters relating to the affairs or governance of the Board of Directors;


Adopted December 18, 2003              C-1

Western Reserve Bancorp, Inc.
Nominating and Governance Committee Charter


      - annually review and if necessary or appropriate, update this charter for consideration by the Board of Directors;

      - annually evaluate the performance and function of the Nominating and Governance Committee, the Board of Directors generally and each member of the Board of Directors; and

      - report the matters considered and actions taken by the Nominating and Governance Committee to the Board of Directors.




Adopted December 18, 2003              C-2

                          WESTERN RESERVE BANCORP, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2004

WESTERN RESERVE                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 MEDINA ROAD      PROXY         The undersigned hereby appoints Rory H. O'Neil and Cynthia A. Mahl as Proxies, each
P.O. BOX 585                        with the power to appoint his or her substitute, and hereby authorizes them to represent and
MEDINA, OHIO 44258-0585             to vote as designated below, all the shares of stock of WESTERN RESERVE BANCORP, INC.
                                    held of record by the undersigned on March 12, 2004, at the Annual Meeting of Shareholders to
                                    be held on April 28, 2004, or any adjournment thereof.

1. ELECTION OF FOUR (4) CLASS I DIRECTORS: ROLAND H. BAUER, BIJAY K. JAYASWAL, P.M. JONES AND RAY E. LARIBEE


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.


      [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

      [ ]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

      [ ] WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEE(S). Please write name of that nominee(s) on this line:-------------------------



      2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




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
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED                        PLEASE MARK, SIGN, DATE AND RETURN
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED                       THIS PROXY CARD PROMPTLY USING
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY                      THE ENCLOSED ENVELOPE.
WILL BE VOTED FOR PROPOSAL 1.
Please sign exactly as name appears.  When shares are held             Signature _______________________________________
by joint tenants, both must sign.  When signing as executor,
administrator, trustee or guardian, please give full title.            Joint Signature,
                                                                       if appropriate
                                                                                      -------------------------------------
If a corporation, please sign full corporate name by
President or other authorized officer.  If a partnership,
please sign in partnership name by authorized person.                  Date
                                                                            -----------------------------------------------



                                                                       [ ] I (we) PLAN TO      [ ]  I (we) DO NOT PLAN TO
                                                                       attend the Annual Meeting of Shareholders
                                                                       on April 28, 2004.



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